UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 28, 2004
(date of earliest event reported)

VASCULAR SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605
_____________

Minnesota	41-1859679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 Sycamore Court, Minneapolis, Minnesota 55369
(Address of principal executive offices, including zip code)

(763) 656-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

(a)   On September 28, 2004, Ernst & Young LLP (“Ernst & Young”) informed Vascular Solutions, Inc. (the “Company) that Ernst & Young would resign as the Company’s independent auditor effective upon the completion of the quarterly review of the Company’s fiscal quarter ending September 30, 2004. The Company filed the initial Form 8-K with respect to Ernst & Young’s resignation on October 1, 2004.

As stated in the original filing, the Company is filing this Amendment No. 1 to update the disclosures made in the original Form 8-K pursuant to Regulation S-K Items 304(a)(1)(iv) and (v) so as to cover the period from September 28, 2004 through the date on which Ernst & Young finally concluded its work for the Company:

In connection with its audits for each of the two most recent fiscal years and through October 22, 2004, the date on which Ernst & Young completed it review of the fiscal quarter ended September 30, 2004, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its report on the financial statements for such years.

During the two most recent fiscal years and through October 22, 2004, there have been no reportable events (as outlined in Regulation S-K Item 304(a)(1)(v)).

In response to the Company’s request, Ernst & Young has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated October 22, 2004 is attached as Exhibit 16 to this Form 8-K.

(b)   On October 21, 2004, the Company’s Audit Committee of its Board of Directors approved the appointment of Virchow Krause & Company as the Company’s independent auditor commencing with work to be performed in relation to the Company’s fiscal year ending December 31, 2004. The Company has had no occasions in the past two years upon which it has consulted with Virchow Krause & Company on any matters.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is being filed with this Form 8-K:

16	Letter dated October 22, 2004 from Ernst & Young LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR SOLUTIONS, INC.

Date: October 22, 2004	By:	/s/ James Hennen

James Hennen
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

16	Letter dated October 22, 2004 from Ernst & Young LLP to the Securities and Exchange Commission.